Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER REGARDING PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Warren Mobley., the Chief Executive Officer of Moscow CableCom Corp. (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, to the best of my knowledge, the Company's Quarterly Report on Form 10-Q for the quarter ended November 30, 2004 (the "Report") filed with the Securities and Exchange Commission:

  Fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/             Warren Mobley
Name:     Warren Mobley
Title:       President and Chief Executive Officer
               (Principal Executive Officer)
Date:       January 18, 2005